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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

ALLIED MOTION TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado (State or other jurisdiction of Incorporation)	0-4041 (Commission File Number)	84-0518115 (IRS Employer Identification No.)
23 Inverness Way East, Ste. 150, Englewood, CO (Address of Principal executive offices)		80112 (Zip Code)

Registrant's telephone number, including area code 303-799-8520

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17CFT230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b)

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On May 5, 2005, Allied Motion Technologies, Inc. issued a press release reporting its results of operations for the first quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit 99.1	Allied Motion Technologies, Inc. Press Release dated May 5, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED MOTION TECHNOLOGIES, INC.
Date: May 5, 2005	/s/ RICHARD D. SMITH Richard D. Smith Chief Executive Officer and Chief Financial Officer

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  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES